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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
RAG SHOPS, INC.
(Name of Registrant as Specified In Its Charter)
RAG SHOPS, INC.
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD THURSDAY, JANUARY 23, 2003

To the Stockholders of
RAG SHOPS, INC.:

        Notice is hereby given that the 2003 Annual Meeting of Stockholders of Rag Shops, Inc., a Delaware corporation (the "Company"), will be held at 9:30 a.m. (Eastern Standard Time) on Thursday, January 23, 2003, at the Regency House Hotel, 140 Highway 23 North, Pompton Plains, New Jersey, to consider and vote upon:

  1.
  Election of three existing directors for a three-year term.

  2.
  Ratification of the adoption of the 2002 Stock Option Plan.

  3.
  Ratification of the selection by the Board of Directors of Grant Thornton LLP as independent public accountants for the Company's 2003 fiscal year.

  4.
  Any other business that may properly come before the meeting.

        The Board of Directors has fixed the close of business on December 23, 2002, as the record date for the determination of stockholders entitled to receive notice of and to vote at said meeting. Stock transfer books will not be closed.

        To assure representation of your shares, YOU ARE REQUESTED, WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING, TO COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE.

        If your shares are held of record by a broker, bank, or other nominee and you wish to vote your shares at the meeting, you must obtain and bring to the meeting a letter from the broker, bank, or other nominee confirming your beneficial ownership of the shares.

By Order of the Board of Directors
/s/ DORIS BERENZWEIG Doris Berenzweig Secretary

Hawthorne, New Jersey
December 27, 2002

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

        The proxy accompanying this Proxy Statement is solicited by the Board of Directors of Rag Shops, Inc. (the "Company"). All proxies in the accompanying form, which are properly executed and duly returned, will be voted at the Annual Meeting of Stockholders to be held on Thursday, January 23, 2003, at 9:30 a.m., at the Regency House Hotel, 140 Highway 23 North, Pompton Plains, New Jersey, for the purposes set forth in the accompanying Notice of Annual Meeting.

        This proxy statement and the enclosed form of proxy are being mailed to stockholders on or about December 27, 2002.

VOTING AND SOLICITATION OF PROXIES

        Only holders of record of the Company's common stock, par value $.01 per share (the "Common Stock"), at the close of business on December 23, 2002, will be entitled to notice of and to vote at the meeting. On that date there were issued and outstanding 4,797,983 shares of Common Stock. Each outstanding share of Common Stock is entitled to one vote on all matters to come before the meeting.

        The cost of soliciting proxies will be borne by the Company. In addition to the use of the mails, officers, directors and regular employees of the Company may solicit proxies personally or by telephone, email, telegraph or facsimile transmission. The Company also intends to request that brokerage houses, banks, custodians, nominees, and fiduciaries forward soliciting material to the beneficial owners of Common Stock held of record by such persons, and will reimburse such persons for their reasonable expenses in forwarding such material.

        The holders of a majority of the total shares of Common Stock issued and outstanding, whether present in person or represented by proxy, will constitute a quorum for the transaction of business at the meeting. The affirmative vote of a majority of the total shares of Common Stock represented in person or by proxy at the meeting is required for the election of directors, the ratification of the adoption of the 2002 Stock Option Plan and the ratification of the appointment of independent public accountants. Since only affirmative votes are counted as votes in favor of these matters, abstentions and broker non-votes have the same effect as votes against these matters. Proxies and ballots will be tabulated by the inspectors of election.

        It is important that proxies be returned promptly. Therefore, whether or not you plan to attend in person, you are urged to execute and return your proxy in the enclosed envelope, to which no postage need be affixed if mailed in the United States. The proxy may be revoked at any time before it is exercised by filing with the Secretary of the Company an instrument revoking such proxy or a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

BENEFICIAL OWNERSHIP

        The following table sets forth information, as of December 20, 2002, as to the beneficial ownership of Common Stock (including shares which may be acquired within sixty days pursuant to stock options) of each director of the Company, each nominee for Director and each executive officer of the Company listed in the Summary Compensation Table below, all directors and executive officers as a group and persons known by the Company to beneficially own 5% of the Common Stock. Except as set forth below, no person beneficially owns 5% or more of the Common Stock. Unless otherwise indicated, the address of each person below is care of the Company, 111 Wagaraw Road, Hawthorne, New Jersey 07506-2711.

Name of Owner	Shares of Common Stock Beneficially Owned		Percentage of Class
Stanley Berenzweig	1,003,132	(1)	20.9%
Doris Berenzweig	1,066,942	(1)	22.2%
Dimensional Fund Advisors, Inc. 1299 Ocean Avenue 11th Floor Santa Monica, CA 90401	313,360	(2)	6.5%
Peter S. Lynch 82 Devonshire Street, S8A Boston, MA 02109	255,500	(3)	5.3%
Evan Berenzweig	249,675	(4)	5.2%
Judith Lombardo	196,125	(4)	4.1%
Steven Barnett	196,125	(4)	4.1%
Jeffrey C. Gerstel	13,700		*
Frederick A. Gunzel	1,000		*
Alan C. Mintz	2,100		*
Fred J. Damiano	1,050		*
Mario Ciampi	1,000		*
Leonard Settanni	10,000	(5)	*
Bruce Miller	6,100	(6)	*
All directors, nominees and executive officers as a group (10) persons	2,644,049		55.1%

(1)
Excludes shares held by spouse and includes 102,900 shares beneficially owned by the Stanley and Doris Berenzweig Charitable Foundation, Inc. of which Mr. and Mrs. Berenzweig are trustees. Mr. and Mrs. Berenzweig each disclaim beneficial ownership of the shares held by the other and by the Foundation.

(2)
Based solely upon information set forth in a Schedule 13G filed with the Securities and Exchange Commission, dated January 30, 2002.

(3)
Based solely upon information set forth in a Schedule 13G filed with the Securities and Exchange Commission, dated September 5, 2002.

(4)
Includes 15,000 shares subject to presently exercisable stock options at $2.34 per share.

(5)
Represents shares subject to presently exercisable stock options at $3.188 per share.

(6)
Represents 3,500 shares subject to presently exercisable stock options at $2.375 per share and 2,600 shares subject to presently exercisable stock options at $1.86 per share.

*    Less than 1 percent.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

        The Company's Certificate of Incorporation provides for the division of the Company's Board of Directors into three classes whose respective three-year terms of office expire in different years. Each year the directors in one class are elected to serve for a term of three years. The Company's Class III Directors have terms expiring at the 2003 Annual Meeting, and until their respective successors are fully elected and qualified. The officers of the Company are appointed by the Board of Directors to hold office until their successors are duly elected and qualified. Vacancies on the Board of Directors are filled by the remaining directors.

        Certain information regarding the three nominees for election as Class III directors at this year's Annual Meeting is set forth below.

Name	Age	Position
Steven B. Barnett	55	Executive Vice President, Treasurer and Class III Director
Evan Berenzweig	46	Senior Vice President and Class III Director
Alan C. Mintz	70	Class III Director

        Steven B. Barnett, who joined the Company in 1984, has been Executive Vice President of the Company since July 2000 and Treasurer and a Director of the Company since April 1991. Mr. Barnett was the Chief Financial Officer of the Company from August 1986 to July 2000. From August 1986 to April 1991, Mr. Barnett was a Vice President of the Company and from December 1984 to August 1986 he was the Controller.

        Evan Berenzweig, who joined the Company in 1980, has been a Senior Vice President since November 1994 and a Director of the Company since April 1991. Mr. Berenzweig served as the Treasurer of the Company from August 1986 to April 1991 and Vice President from April 1991 to November 1994, and, prior to 1986, he served the Company in various capacities in merchandising, store operations and distribution.

        Alan C. Mintz, a Certified Public Accountant, has been a Director of the Company since April 1991 and was a partner in the firm of Mintz Rosenfeld & Company LLC, Certified Public Accountants, and its predecessors from 1957 to the date of his retirement on December 31, 2000. While a partner with the firm, Mr. Mintz rendered tax and consulting services to the Company through Mintz Rosenfeld & Company LLC.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF EACH OF THE THREE DIRECTORS.

DIRECTORS CONTINUING IN OFFICE
AND OTHER EXECUTIVE OFFICERS

        Certain information regarding Directors who are not standing for election at this year's Annual Meeting and executive officers who are not directors is set forth below:

Name	Age	Position
Stanley Berenzweig	82	Chairman of the Board, Chief Executive Officer and Class I Director
Fred J. Damiano	58	Class I Director
Jeffrey Gerstel	38	President, Chief Operating Officer and Class II Director
Judith Lombardo	54	Senior Vice President and Class II Director
Mario Ciampi	42	Class II Director
Doris Berenzweig	78	Secretary
Frederick A. Gunzel	56	Vice President, Chief Financial Officer
Patricia Dahlem	54	Vice President
Bruce Miller	47	Vice President
Leonard M. Settanni	60	Vice President

        Stanley Berenzweig, who co-founded the Company in 1963, has been Chairman of the Board of the Company since August 1986, Chief Executive Officer and Director since April 1991 and Chief Operating Officer of the Company from September 1994 to April 1995 and November 2000 to August 2001.

        Fred J. Damiano has been a Director of the Company since April 1991. He has been an Executive Vice President of Haband Company, Inc., a direct marketer of clothing, since 1981 and President of Fashion Outlets, Inc., a retail clothing operation, since October 1990, both positions from which Mr. Damiano retired in 2002.

        Jeffrey C. Gerstel joined the Company in September 2001 as the President and Chief Operating Officer. Mr. Gerstel was formerly Executive Vice President of The Parts Plus Group, Inc., a distributor and retailer of automotive parts and accessories, from 1997 to 2001. Prior thereto, from 1990 to 1997, Mr. Gerstel was with Family Bargain Corporation (which changed its name to Factory 2-U Stores, Inc.) where he served in several executive operational and financial positions including Executive Vice President.

        Judith Lombardo, who joined the Company in 1966, has been a Senior Vice President of the Company since August 1986 and a Director since April 1991. Ms. Lombardo was a Vice President from 1982 to 1986, and prior to 1982, she served the Company in various capacities in merchandising, advertising and store operations.

        Mario Ciampi has been the Senior Vice President of Store Development and Logistics for The Children's Place Retail Stores, Inc. since March 1996 and prior to that was a private consultant to the retail industry.

        Doris Berenzweig, who is a co-founder of the Company, has been the Secretary of the Company since its inception and was a Director from that time until April 1991.

        Frederick A. Gunzel, who joined the Company in April 2001 as Vice President and Chief Financial Officer, was a private financial consultant from March 2000 to April 2001. From 1993 to 2000 Mr. Gunzel was Chief Operating and Financial Officer of Industrial Products Enterprises, a wholesale distributor of packaging and industrial supplies. Prior to 1993 Mr. Gunzel served in various capacities in finance and operations, primarily in the service industry.

        Patricia Dahlem, who joined the Company in February 2002 as Vice President of Human Resources, served in the same capacity from 1991 to 2001 with Pergament Home Centers, a retail chain in the tri-state area. Prior to Pergament, Ms. Dahlem was Director of Executive Placement for Bloomingdale's, a Division of Federated Department Stores.

        Bruce Miller, who joined the Company in 1993, has been Vice President Merchandising since May of 2000. From 1993 to 1997 Mr. Miller was a Merchandise Manager for the Company. Prior to 1993 Mr. Miller served in various capacities in merchandising at Consumers Distributing, a catalog retailer.

        Leonard M. Settanni, who joined the Company in January 1995 as Vice President of Management Information Systems, was formerly Vice President of Management Information Systems of Mothercare Stores, a maternity and children's specialty store retail chain, from July 1988 to April 1994.

        Stanley Berenzweig and Doris Berenzweig are husband and wife. Evan Berenzweig is their son.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Based on material provided to the Company, all forms and reports with respect to directors and executive officers of the Company were timely filed with the Securities and Exchange Commission.

DIRECTORS' MEETINGS

        The Board of Directors met four times during fiscal year 2002. Each Director attended more than 75% of the combined number of meetings of both the Board of Directors and of any committees of the Board on which the Director served.

COMMITTEES OF THE BOARD OF DIRECTORS

        The Board of Directors has established compensation, audit and option committees. The Compensation Committee consists of Fred J. Damiano, Alan C. Mintz and Stanley Berenzweig, the Audit Committee consists of Mario Ciampi, Fred J. Damiano and Alan C. Mintz and the Option Committee consists of Alan C. Mintz and Fred J. Damiano. The audit committee met six times, and the compensation and option committees did not meet in fiscal 2002.

        The Audit Committee reviews and examines detailed reports of the Company's independent public accountants; consults with the independent public accountants regarding internal accounting controls, audit results and financial reporting procedures; recommends the engagement and continuation of engagement of the Company's independent public accountants; and meets with, and reviews and considers recommendations of, the independent public accountants.

        The Option Committee administers the 1991 Stock Option Plan and the 1999 Incentive Stock Award Plan (collectively hereinafter referred to as the "Plans") and, to the extent provided by such Plans, determines the persons to whom options or awards are granted, the exercise price, term and number of shares covered by each option or award and the type of option or award to be granted. In addition, the Option Committee exercises all discretionary power regarding the Plans' operation.

        The Compensation Committee reviews the performance of senior management and key employees whose compensation is the subject of review and approval by the Committee; periodically reviews and recommends to the Board of Directors compensation arrangements for senior management and key employees; and periodically reviews the main elements of and administers the Company's compensation and benefit programs, other than the 1991 Stock Option Plan and the 1999 Incentive Stock Award Plan.

EXECUTIVE COMPENSATION

        The following table sets forth the total annual compensation paid or accrued by the Company for services in all capacities for the Chief Executive Officer and all executive officers of the Company who were serving as such at the end of fiscal 2002 (the year ended August 31, 2002) whose aggregate compensation exceeded $100,000.

Summary Compensation Table

				Long Term Compensation
		Annual Compensation
Name and Principal Position
	Year	Salary ($)	Bonus ($)	Option Awards(#)
Jeffrey C. Gerstel, President	2002	192,308	20,080	-0-
Stanley Berenzweig, Chief Executive Officer	2002	175,000	-0-	-0-
	2001	175,000	-0-	-0-
	2000	175,000	-0-	-0-
Steven B. Barnett, Executive Vice President	2002	145,000	-0-	-0-
	2001	145,000	-0-	-0-
	2000	145,000	-0-	-0-
Judith Lombardo, Senior Vice President	2002	145,000	-0-	-0-
	2001	145,000	-0-	-0-
	2000	145,000	-0-	-0-
Frederick A. Gunzel, Vice President and Chief Financial Officer	2002	140,000	-0-	-0-
	2001	51,154	-0-	-0-
Evan Berenzweig, Senior Vice President	2002	130,000	-0-	-0-
	2001	130,000	-0-	-0-
	2000	130,000	-0-	-0-
Bruce Miller, Vice President (1)	2002	125,000	-0-	-0-
	2001	125,000	-0-	-0-
	2000	109,997	6,500	6,500
Leonard Settanni, Vice President	2002	130,000	-0-	-0-
	2001	127,981	-0-	-0-
	2000	115,000	-0-	-0-

(1)
Mr. Miller was elected Vice President as of May 9, 2000.

Option Exercises and Fiscal Year-End Value Table

        The table set forth below shows the value of unexercised options held by the executive officers during fiscal 2002.

	Number of Shares Underlying Unexercised Options 8/31/02		Value of Unexercised Shares Underlying In-the-Money Options 8/31/02($)(1)
					Shares Acquired on Exercise
Name						Value Realized
	Exercisable	Unexercisable	Exercisable	Unexercisable
Stanley Berenzweig	-0-	-0-	N/A	N/A	N/A	N/A
Steven Barnett	15,000	-0-	28,650	-0-	-0-	-0-
Judith Lombardo	15,000	-0-	28,650	-0-	-0-	-0-
Evan Berenzweig	15,000	-0-	28,650	-0-	-0-	-0-
Bruce Miller	6,100	3,900	12,777	9,321	-0-	-0-
Leonard Settanni	10,000	-0-	10,620	-0-	-0-	-0-

(1)
The closing price of the Common Stock on August 30, 2002 was $4.25.

Compensation Committee Interlocks and Insider Participation.

        Messrs. Berenzweig, Damiano and Mintz were members of the Compensation Committee in fiscal 2002. Mr. Berenzweig is the Chief Executive Officer of the Company. Since 1964, the Company has leased its principal offices and its Hawthorne, New Jersey store from Momar Realty L.L.C. ("Momar"), the two members of which are Stanley Berenzweig and Doris Berenzweig. The offices and store are located in a strip shopping center owned by Momar. The initial term of the lease commenced on March 1, 1991, expires February 28, 2006 and provides for payment of an aggregate of $268,612 of basic rent for each of the third five years of the lease together with a proportionate share of the costs of maintaining common areas, insurance, real estate taxes, and other operating costs associated with the strip shopping center. The Company has exercised its first of six options to renew this lease, each for additional terms of five years. The basic rent for each term will be increased by the greater of 15% of the basic rent paid for the previous five-year term or one-half of the percentage increase in the Consumer Price Index. During fiscal 2002, the Company paid Momar an aggregate of $349,269 of rent for these facilities. The Company believes that the terms of this lease are no less favorable to the Company than would be the terms obtained from an unaffiliated third party. The ownership interest in the strip shopping center is under contract for sale by Momar to an unrelated third party with closing scheduled for January 2003. No changes to the terms of the Company's lease of its principal offices and its Hawthorne, New Jersey store are contemplated as a result of this sale.

        In addition, the Company, from time to time, receives tax, accounting and other financial consulting services from Mintz Rosenfeld & Company LLC, Certified Public Accountants ("Mintz Rosenfeld"). Mr. Mintz is a former partner of Mintz Rosenfeld who retired from the firm on December 31, 2000. During fiscal 2002, Mintz Rosenfeld received $40,901 for services rendered to the Company.

Board Compensation Committee Report on Executive Compensation

        Decisions on compensation of the Company's executive officers generally are made by the Compensation Committee of the Board. The Compensation Committee is not responsible for the administration or determination of grants to be made under the Company's 1991 Stock Option Plan or the 1999 Incentive Stock Award Plan (collectively hereinafter referenced to as the "Plans"). Decisions on awards under these Plans are made solely by the Option Committee. Pursuant to rules of the Securities and Exchange Commission designed to enhance disclosure of companies' policies toward executive compensation, there is set forth below a report submitted by Messrs. Berenzweig, Mintz and Damiano, in their capacities as the members of the Board's Compensation Committee, and Messrs. Mintz and Damiano, in their capacities as the members of the Board's Option Committee, addressing the Company's compensation policies for fiscal 2002 as they affected the Company's executive officers generally (including the executive officers set forth in the Summary Compensation Table above), and as they affected Mr. Berenzweig in his capacity as Chief Executive Officer of the Company.

Background

        In June 1991, the Company consummated its initial public offering ("IPO"). In contemplation of the IPO, the Company's executive compensation levels, plans and policies that have been followed subsequent to the IPO were established. As part of this process, initial salaries were established and the 1991 Stock Option Plan was adopted. The annual salaries of the individuals listed in the Summary Compensation Table (other than Evan Berenzweig, Bruce Miller and Leonard Settanni) have not been increased since the IPO or their date of employment, if later. Effective January 1, 1999 base salary increases were effected for Evan Berenzweig from $115,000 to $130,000 and Leonard Settanni from $110,000 to $115,000. Effective November 13, 2000 a further base salary increase was effected for Mr. Settanni from $115,000 to $130,000. Further, Stanley Berenzweig, Steven Barnett, Judith Lombardo and Evan Berenzweig were not paid any bonuses since fiscal year 1993 in light of the Company's financial performance. In connection with his appointment as President of the Company on September 17, 2001, the Board approved compensation for Mr. Gerstel consisting of a base salary of $200,000 and a two-year bonus agreement. The bonus agreement provides for the payment of additional compensation to Mr. Gerstel consisting of 5% of the improvement in the Company's pretax earnings measured year-to-year and is capped at 25% of base compensation for each year of the agreement.

Components of Executive Compensation

        The primary component of the compensation of the Company's executive officers for fiscal 2002 consisted of salary. Bonuses were also potentially available.

        The salaries of Messrs. Berenzweig, Barnett, Gerstel, Gunzel, Miller and Settanni and Mses. Dahlem and Lombardo were set by the Compensation Committee and approved by the Board of Directors.

Compensation Policies Toward Executive Officers

        The Company's compensation policy toward executive officers is to base compensation on the perceived value of each executive officer considering such factors, which tend to be subjective, as the officer's ability to contribute to the Company's growth, efficiency and performance and the level of responsibility given to the officer.

Relationship of Corporate Performance to Executive Compensation

        Any portion of compensation represented by stock options is directly related to future corporate performance. Stock option grants tie that portion of executive compensation attributable to the stock options to stock performance, since the options will only have value if and to the extent the market price of the Company's stock increases over the exercise price of the options. The Company's policy with respect to stock options is to use stock option grants to retain executives and motivate them to improve the Company's overall performance with the expectation that the value of the Company's Common Stock will thereafter increase. In determining the size of grants, the Option Committee considers various factors, including the relative position of the grantee and the grantee's perceived ability to influence the Company's performance, which tend to be subjective determinations.

Chief Executive Officer Compensation

        Mr. Berenzweig's initial salary and bonus were specified in his employment agreement which was entered into in connection with the IPO and has since expired. This initial compensation package was designed to be competitive with compensation packages offered to other chief executive officers of leading specialty retailers and recognized the compensation arrangement that had been in place prior to the IPO. Mr. Berenzweig's salary has remained the same since the expiration of his employment agreement until January 28, 1996, when it was voluntarily and temporarily reduced by Mr. Berenzweig by 10%. This voluntary reduction was restored by 5% on each of January 27, 1997 and January 19, 1998 when it was restored to the full salary before the voluntary reduction. Further, as noted above, no bonus has been received by Mr. Berenzweig since fiscal year 1993.

STANLEY BERENZWEIG	FRED DAMIANO	ALAN MINTZ
Members of the Compensation Committee
FRED DAMIANO	ALAN MINTZ
Members of the Option Committee

Common Stock Performance Graph

        The following line graph compares the cumulative total annual stockholder return on the Company's Common Stock during the past five fiscal years, based on the market price of the Common Stock and assuming reinvestment of dividends, with the cumulative total monthly return of the S&P 500 Index and the S&P Retail-Specialty Index. The graph is based on the assumption that $100 was invested on August 31, 1997 in the Company's Common Stock, the S&P 500 Index and the S&P Retail-Specialty Index.

INDEXED RETURNS

		Years Ending
Company/Index	Base Period Aug 97
		Aug 98	Aug 99	Aug 00	Aug 01	Aug 02
RAG SHOPS, INC.	100	82.00	71.40	84.00	75.60	142.80
S&P 500 INDEX	100	108.09	151.14	175.81	132.93	109.01
S&P SPECIALTY STORES INDEX	100	60.42	50.04	45.66	58.24	58.11

DIRECTOR FEES

        Directors who are employees of the Company receive no additional compensation for services as a director. Directors not so employed receive an annual retainer of $5,000 and fees of $1,250 for each Board meeting attended, with no additional compensation for committee meetings attended. Audit committee members receive $500 for each audit committee meeting attended.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        See Directors Continuing in Office and Other Executive Officers, and Compensation Committee Interlocks and Insider Participation.

PROPOSAL NO. 2
TO RATIFY THE 2002
STOCK OPTION PLAN

        The stockholders are being asked to approve the Company's 2002 Stock Option Plan (the "Plan"). On December 20, 2002, the Board of Directors of the Company unanimously adopted the Plan, subject to stockholder approval. A total of 750,000 shares of Common Stock have been reserved for issuance under the Plan.

        The purpose of the Plan is to promote the long-term interests of the Company and its stockholders by providing the Company with a means to attract, employ, motivate and retain experienced employees, officers, directors and consultants. The Company's prior stock option plan has expired by its terms.

        The principal terms and provisions of the Plan are summarized below. The summary, however, is not intended to be a complete description of all the terms of the Plan. This summary should be read in conjunction with, and is qualified by reference to, the Plan, a copy of which is attached as Exhibit A.

Administration

        The Plan shall be administered by the Board of Directors or a committee of directors appointed by the Board of Directors, each member of which must be a "non-employee director" as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, and an "outside director" as defined for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

        The Board (or a committee thereof that may act as Plan administrator) has full authority under the Plan to determine who receives options under the Plan, the number of shares covered by each granted option, the date or dates options are granted, vesting of such options as may be applicable, the maximum term during which the option will remain outstanding, whether the granted option will be an Incentive Stock Option ("ISO") that satisfies the requirements of Section 422 of the Code or a Non-Qualified Stock Option ("NQSO") not intended to meet such requirements, and the remaining provisions of the option grant.

Eligibility

        Employees (including officers), consultants and directors who render services to the Company or any affiliate of the Company are eligible to receive option grants under the Plan. Employees, non-employee directors and consultants are eligible for grants of NQSOs. Only employees are eligible for the grant of ISOs. As of December 20, 2002, there were approximately 200 individuals who would have been eligible to receive option grants under the Plan.

Securities Subject to Option Plan

        A maximum of 750,000 shares of Common Stock may be issued under the Plan. The last trading price of the Common Stock on December 20, 2002 was $3.30. No person may receive grants of options covering more than 250,000 shares of Common Stock in any calendar year. Generally, any option granted under the Plan which is forfeited, expires or terminates prior to vesting or exercise will again be available for award under the Plan.

Price and Exercisability

        The option exercise price per share in the case of an ISO may not be less than 100% of the fair market value of the Common Stock on the date of the grant. However, in the case of an ISO granted to a holder of shares representing more than 10% of the total combined voting power of all classes of stock of the Company or any affiliate of the Company (a "10% Stockholder"), the per share exercise price shall not be less than 110% of the fair market value of the Common Stock on the date of the grant. In addition, the fair market value of shares of Common Stock subject to ISOs (determined as of the date such ISOs are granted) exercisable for the first time by any individual during any calendar year may in no event exceed $100,000. The option exercise price per share in the case of a NQSO will be the price determined by the Board (or a committee thereof that may act as Plan administrator).

        The exercise price will be payable in full in U.S. dollars in cash or by check at the time of exercise. At the discretion of the Board (or a committee thereof that may act as Plan administrator), the option exercise price with respect to any option may be paid with (1) Common Stock already owned by, and in the possession of, the optionee and (2) any combination of U.S. dollars and Common Stock. Common Stock used to satisfy the exercise price of an option will be valued at its fair market value as of the close of business on the day immediately preceding the date of exercise.

        No optionee will have any stockholder rights with respect to the option shares until the optionee has exercised the option, paid the exercise price and become a holder of record of the shares. Options are not assignable or transferable other than (a) by will or the laws of descent and distribution, or (b) with respect to NQSOs, as otherwise determined by the Board (or a committee thereof that may act as Plan administrator) and set forth in the option agreement relating thereto. An option is exercisable only by the optionee (or, in certain circumstances, by the optionee's guardian or legal representative, if any) or one who receives the option pursuant to a permitted transfer. In no event may any option held by an optionee be exercised after the specified expiration date of the option term.

Vesting Conditions and Expiration

        As noted above, the Board (or a committee thereof that may act as Plan administrator) determines the number of options included in an award, as well as the vesting and other conditions. The vesting conditions may be based on the nature of the recipient's duties, the recipient's present and potential contributions to the success of the Company and its affiliates and other appropriate criteria.

        Vesting may be accelerated in the event of the recipient's death or disability, or in the event of the termination of his or her employment. An option may be exercised after the termination of the optionee's employment with the Company or its affiliate (other than by reason of death or disability) to the extent exercisable on the date of such termination, for up to three months following such termination but in no event after the expiration of the term of the option; provided however, that if optionee's termination is on account of material misconduct or any act that is materially adverse to the Company, the optionee's option will expire as of the date of termination. In the event of death or permanent and total disability while an optionee is employed by the Company or its affiliate, options may be exercised, to the extent exercisable on the date of termination of employment, by the optionee or the optionee's survivors or legal representatives for one year from the date of the optionee's termination of employment but in no event after the expiration of the term of the option.

        In addition, the Board of Directors shall have the power, in the event of the disposition of all or substantially all of the assets of the Company, or the dissolution of the Company, or the merger or consolidation of the Company with or into any other corporation, or the merger or consolidation of any other corporation into the Company, or the making of a tender offer to purchase all or a substantial portion of the Common Stock of the Company, to amend all outstanding options (upon such conditions as it shall deem fit) in order to permit the exercise of all such options prior to the effective date of any such transaction and, in such event, to terminate such options as of such effective date.

        Stock options granted under the Plan expire not more than ten years from the date of grant, or not more than five years from the date of grant in the case of ISOs granted to a 10% Stockholder.

Amendment, Termination and Modification of the Plan

        The Board of Directors may amend, terminate or modify the Plan at any time and for any reason. Amendments require the approval of the Company's stockholders only to the extent provided by applicable law, rules or regulations. No amendment, termination or modification of the Plan shall alter or amend any rights or obligations under any option theretofore granted without the consent of the holder of such option. The Plan by its terms will expire on December 20, 2012.

Changes in Capitalization

        In the event that any change is made to the Common Stock issuable under the Plan by reason of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination of shares, exchange of shares or other similar event, then appropriate adjustments will be made to (a) the number and/or kind of shares issuable under the Plan, (b) the number and/or kind of shares and price per share in effect under each outstanding option under the Plan, and/or (c) the exercise price of each option.

Federal Income Tax Consequences of Options

        The following is a brief summary of certain Federal income tax aspects of awards under the Plan based upon the Federal income tax laws in effect on the date hereof. This summary is not intended to be exhaustive and does not describe state or local tax consequences.

        An optionee will not realize taxable income upon the grant of an ISO. In addition, an optionee will not realize taxable income upon the exercise of an ISO, provided that such exercise occurs no later than three months after the optionee's termination of employment with the Company (one year in the event of a termination on account of death or disability). However, an optionee's alternative minimum taxable income will be increased by the amount that the fair market value of the shares acquired upon exercise of an ISO, generally determined as of the date of exercise, exceeds the exercise price of the option. If an optionee sells the shares of Common Stock acquired upon exercise of an ISO, the tax consequences of the disposition depend upon whether the disposition is qualifying or disqualifying. The disposition of the shares is qualifying if made more than two years after the date of the ISO was granted and more than one year after the date the ISO was exercised. If the disposition of the shares is qualifying, any excess of the sale price of the shares over the exercise price of the ISO would be treated as long-term capital gain taxable to the option holder at the time of the sale. If the disposition is not qualifying, i.e., a disqualifying disposition, the optionee will recognize ordinary compensation income in an amount equal to the lesser of the difference between (a) the exercise price and the fair market value of the shares on the date of exercise or (b) the exercise price and the sales proceeds. Any remaining gain or loss will be treated as a capital gain or loss. Unless an optionee engages in a disqualifying disposition, the Company will not be entitled to a deduction with respect to an ISO. However, if an optionee engages in a disqualifying disposition, the Company generally will be entitled to a deduction in the same amount and at the same time as compensation income is taxable to the optionee.

        An optionee will not realize taxable income upon the grant of an NQSO. However, when the optionee exercises the NQSO, the difference between the exercise price of the NQSO and the fair market value of the shares acquired upon exercise of the NQSO on the date of exercise is ordinary compensation income taxable to the optionee. The Company generally will be entitled to a deduction in the same amount and at the same time as compensation income is taxable to the optionee.

New Plan Benefits

        Awards under the Plan are discretionary. Therefore, it is not possible to determine the benefits that will be received in the future by participants in the Plan or the benefits that would have been received by such participants if the Plan had been in effect for the Company's last completed fiscal year ended August 31, 2002.

        On December 20, 2002 the Board of Directors adopted the 2002 Stock Option Plan. After Stockholder ratification of the Plan, the Company intends to grant options on a minimum of 90,000 shares to three executive officers (Jeffrey C. Gerstel, President; Frederick A. Gunzel, Vice President—Chief Financial Officer; Patricia Dahlem, Vice President) and one non-executive officer employee whose tenures commenced subsequent to April 18, 2001 and who otherwise would have received option grants under the prior 1991 Stock Option Plan had such plan not expired on April 18, 2001. The persons named above acknowledged that they had waived their rights to any options that could have been granted by the Company in fiscal 2002 under the prior 1991 Stock Option Plan.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" RATIFICATION OF THE 2002 STOCK OPTION PLAN.

EQUITY COMPENSATION PLAN INFORMATION

        The following table sets forth certain information about the Common Stock that may be issued upon the exercise of options, warrants and rights under all of the Company's compensation plans (including individual compensation arrangements) under which equity securities of the Company are authorized for issuance, which includes the Company's 1991 Stock Option Plan. The Company's 1991 Stock Option Plan expired by its terms in 2001. Accordingly, due to that plan's expiration, no shares are listed in the table under column (c) entitled "Number of Shares Remaining Available For Future Issuance Under Equity Compensation Plans" as options are no longer available for future issuance under the 1991 Stock Option Plan. The table does not include any shares of Common Stock that may be issued under the 2002 Stock Option Plan if approved by the stockholders at the annual meeting.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available For Future Issuance Under Equity Compensation Plan (excluding securities reflected in Column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	78,250	$2.59	-0-
Equity compensation plans not approved by security holders	-0-	-0-	-0-
Total	78,250	$2.59	-0-

PROPOSAL NO. 3
RATIFICATION OF SELECTION OF
INDEPENDENT PUBLIC ACCOUNTANTS

        The Board of Directors has selected Grant Thornton LLP ("Grant Thornton") to serve as the independent public accountants of the Company for the fiscal year ending August 30, 2003. This selection will be submitted for ratification at the Annual Meeting. Representatives of Grant Thornton are expected to attend the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF THE SELECTION OF GRANT THORNTON LLP AS INDEPENDENT ACCOUNTANTS FOR THE COMPANY'S 2003 FISCAL YEAR.

AUDIT COMMITTEE REPORT

        In the course of the fiscal year and in preparation for the Annual Meeting, the Audit Committee has met, reviewed and discussed the audited financial statements with management; discussed with the independent auditors the relevant auditing standards as they apply to the Company; received from the Company's independent accountants the written disclosures and recommendations required to be provided to the Company by Statement on Auditing No. 61 (Communication with Audit Committees); and has discussed with the independent accountant these matters as well as the accountants independence as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). Management represented to the committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles. Based on the foregoing, the audit committee members recommended to the entire Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ending August 31, 2002.

        The Board of Directors and the Audit Committee believe that the Audit Committee's current member composition satisfies the rule of the National Association of Securities Dealers, Inc. ("NASD") that governs audit committee composition, including the requirement that the audit committee be comprised of at least three members who are "independent" directors, as that term is defined by NASD Rule 4200(a)(14). In 2000, the Audit Committee and the Board of Directors approved and adopted an Audit Committee Charter, which was attached to the Company's Proxy Statement for its Annual Meeting held January 25, 2001.

MARIO CIAMPI        FRED DAMIANO        ALAN MINTZ
Members of the Audit Committee

RELATIONSHIP WITH INDEPENDENT AUDITORS

        Grant Thornton serves as the Company's independent certified public accountants. It is the Company's current intention to engage Grant Thornton to act as its independent auditors for the current fiscal year which ends on August 30, 2003 subject to approval by the Board of Directors of a final fee proposal from such auditors. Grant Thornton has audited the Company's consolidated financial statements for the fiscal years ended August 31, 2002 and September 1, 2001. The Audit Committee has considered the services performed by the Company's auditors, as so performed, to be compatible with maintaining the principal accountant's independence.

AUDIT FEES

        The aggregate fees billed by Grant Thornton for the audit of the Company's annual financial statements for the 2002 fiscal year and for the reviews of the financial statements included in the Company's Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q were $109,093.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES,
AND OTHER FEES

        Grant Thornton did not render any services related to financial information systems design and implementation, or for any other services, including tax compliance and consulting and transaction-related services, for the fiscal years ended August 31, 2002 and September 1, 2001.

ANNUAL REPORT

        The Annual Report to Stockholders (including financial statements) for the fiscal year ended August 31, 2002 is mailed herewith to all stockholders. Copies of the Company's Form 10-K as filed with the Securities and Exchange Commission may be obtained, without charge, by written request to Frederick A. Gunzel, Chief Financial Officer and may be found on the Commission's web site at www.sec.gov or at the Company's web site at www.ragshop.com.

OTHER MATTERS

        Management is not aware of any matters to come before the meeting which will require the vote of stockholders other than those matters indicated in the Notice of Meeting and this Proxy Statement. However, if any other matter calling for stockholder action should properly come before the meeting or any adjournments thereof, those persons named as proxies in the enclosed proxy form will vote thereon according to their best judgment.

ADVANCE NOTICE FOR DIRECTOR NOMINATIONS

        The Company's Certificate of Incorporation provides that in order for a stockholder to nominate a candidate for election as a director at an annual meeting of stockholders or to propose business for consideration at such meeting, notice must be delivered to the Secretary of the Company not less than 60 days nor more than 90 days prior to the annual meeting. Based on the scheduled meeting date for this year's annual meeting, in order for a stockholder to propose director nominations at the 2004 Annual Meeting, the stockholder must deliver notice to the Secretary between October 25 and November 24, 2003. Any stockholder desiring a copy of the Company's Certificate of Incorporation will be furnished one without charge upon written request to the Secretary.

STOCKHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

        Stockholder proposals (other than those regarding director nominations as described above) for the 2004 Annual Meeting must be received in writing by the Company on or before August 29, 2003 in order to be considered for inclusion in the Company's proxy material for such meeting.

                      By Order of the Board of Directors
                      /s/ DORIS BERENZWEIG
                      Doris Berenzweig,
                       Secretary

Hawthorne, New Jersey
December 27, 2002

EXHIBIT A

RAG SHOPS, INC.
2002 STOCK OPTION PLAN
(Adopted by the Board of Directors on
December 20, 2002 and submitted for approval of Company Stockholders at the Company Annual Meeting to be Held January 23, 2003

        1.    Purpose.    The purpose of the 2002 Stock Option Plan (the "Plan") is to provide an incentive to selected key employees (including directors and officers) of Rag Shops, Inc. (the "Company") and its subsidiaries to acquire a proprietary interest in the Company, to continue as employees, and to increase their efforts on behalf of the Company. In addition, nonemployee directors may participate in the Plan as provided herein. Options granted pursuant to the Plan may consist of incentive stock options ("ISOs") (within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended ( the "Code")) and nonqualified options.

        2.    Administration.    The Plan shall be administered by a committee ( the "Committee") appointed by the Board of Directors, except that if and to the extent that no Committee exists which has the authority to administer the Plan, the functions of the Committee shall be exercised by the Board of Directors. The Committee shall consist of not less than two members of the Board of Directors; provided, however, that any member who is not both a "Non-Employee Director" within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended, and an "Outside Director" within the meaning of Code Section 162(m) shall not serve as a Committee member for purposes of this Plan. The Board of Directors may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed and may fill vacancies, however caused, on the Committee. The Committee shall determine the purchase price of the stock covered by each option, employees and nonemployee directors to whom, and the time or times at which, options shall be granted, the number of shares to be covered by each option, and the term of each option. In addition, the Committee shall have the power and authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective option agreements (which need not be identical), and to make all other determinations deemed necessary or advisable for the administration of the Plan. If the Committee is appointed, the Board of Directors shall designate one of the members of the Committee as chairman and the Committee shall hold meetings at such times and places as it shall deem advisable. A majority of the Committee members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all the Committee members shall be fully as effective as if it had been made by a vote at a meeting duly called and held. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

        3.    Grantees.    Subject to Section 2 hereof, options may be granted to key employees (including directors and officers) and nonemployee directors of the Company and its subsidiaries as determined by the Committee (each such employee or director, a "Grantee"); provided, however, ISOs shall only be granted to employees. As used herein, the term "nonemployee director" includes a nonemployee who has been designated by the Board of Directors to be elected a director and who has consented in writing to serve as such if elected.

        4.    Effectiveness and Termination of Plan.    This Plan shall terminate on the earliest of:

          (a)  The tenth anniversary of the effective date as determined under this Section 4;

          (b)  The date when all shares of the Company's Common Stock, par value $.01 per share (the "Shares"), reserved for issuance under the Plan shall have been acquired through exercise of options granted under the Plan; or

          (c)  Such earlier date as the Board of Directors may determine.

        This Plan shall become effective as of the date of adoption thereof by the Board of Directors of the Company, subject to the approval of this Plan by the Company stockholders. Any option outstanding under the Plan at the time of the Plan's termination shall remain in effect in accordance with its terms and conditions and those of the Plan.

        5.    The Shares.    Subject to Section 7, the aggregate number of Shares which may be issued under the Plan shall be 750,000. Such number of Shares may be set aside out of the authorized but unissued Common Stock not reserved for any other purpose or out of Common Stock held in or acquired for the treasury of the Company. If all or part of an expired option is unexercised, the Shares which were not exercised may again be available for grant under the Plan.

        6.    Grant, Terms and Conditions of Options.    Options may be granted by the Committee at any time and from time to time prior to the termination of the Plan. No person will be eligible to receive grants of options covering more than 250,000 Shares in any calendar year under this Plan pursuant to the grant of options hereunder. Except as hereinafter provided, options granted pursuant to the Plan shall be subject to the following terms and conditions:

          (a)    Price.    The purchase price of Shares subject to an ISO shall be no less than the fair market value of the Shares at the time of grant; provided, however, if an ISO is granted to a person owning Common Stock of the Company possessing more than 10% of the total combined voting power of all classes of stock of the Company as defined in Section 422 of the Code (a"10% Stockholder"), the purchase price shall be no less than 110% of the fair market value of the Shares. The fair market value of the Shares shall be determined by and in accordance with procedures to be established by the Committee, whose determination shall be final. The purchase price of Shares subject to a nonqualified option shall be determined by the Committee. The exercise price shall be paid in full in United States dollars in cash or by check at the time of exercise. At the discretion of the Committee, the exercise price may be paid with (i) Common Stock already owned by, and in the possession of, the Grantee or (ii) any combination of United States dollars or Common Stock. Anything contained herein to the contrary notwithstanding, any required withholding tax shall be paid by the Grantee in full at the time of exercise of an option. Common Stock used to satisfy the exercise price of an option shall be valued at its fair market value as of the close of business on the day immediately preceding the date of exercise. The exercise price shall be subject to adjustment, but only as provided in Section 7 hereof.

          (b)    Limit on Incentive Option Amount.    Notwithstanding any provision contained herein to the contrary, the Shares covered by an ISO granted to a Grantee which are exercisable for the first time during any calendar year shall not exceed the $100,000 limitation in Section 422 of the Code.

          (c)    Duration and Exercise of Options.    An option may be granted for a term not exceeding ten (10) years from the date of grant; provided, however, an ISO that is granted to a 10% Stockholder may be granted for a term not exceeding five (5) years from the date of grant. Options shall be exercisable at such time and in such amounts (up to the full amount thereof) as may be determined by the Committee at the time of grant. If an option is exercisable in installments, the Committee shall determine what events, if any, will accelerate the exercise of the option. The Plan shall be subject to approval by the Company's stockholders within one (1) year from the date on which it was adopted. Prior to such stockholder approval, options may be granted under the Plan, but any such option shall not be exercisable prior to such stockholder approval. If the Plan is not approved by the Company's stockholders, the Plan shall terminate and all options theretofore granted under the Plan shall terminate and become null and void.

          (d)    Termination of Employment.    Except as otherwise determined by the Committee, upon the termination of the Grantee's employment (or service as a nonemployee director), the Grantee's rights to exercise an option shall be as follows:

            (i)    If the Grantee's employment (or service as a non-employee director) is terminated on account of total and permanent disability (as defined in Section 22(e)(3) of the Code), any option may be exercised, to the extent exercisable on the date of the Grantee's termination of employment, by the Grantee (or by the Grantee's estate if the Grantee dies after termination of employment) at any time within one (1) year after termination of employment but in no event after the expiration of the term of the option.

            (ii)  In the case of a Grantee whose employment (or service as a non-employee director) is terminated by death, the Grantee's estate shall have the right for a period of one (1) year following the date of such death to exercise the option to the extent the right to exercise had accrued prior to the date of the Grantee's death but in no event after the expiration of the term of the option.

            (iii)  In the case of a Grantee whose employment (or service as a non-employee director) is terminated for any reason other than death or disability, the Grantee (or the Grantee's estate in the event of the Grantee's death after such termination) may within the three-month period following such termination, exercise an option to the extent the right to exercise had accrued prior to such termination but in no event after the expiration of the term of the option. Notwithstanding the foregoing, if the Grantee's termination of employment is on account of material misconduct or any act that is materially adverse to the Company, the Grantee's option shall expire as of the date of termination of employment.

            (iv)  A Grantee's "estate" shall mean the Grantee's legal representative or any person who acquires the right to exercise an option by reason of the Grantee's death. The Committee may in its discretion require the transferee of a Grantee to supply it with written notice of the Grantee's death or disability and to supply it with a copy of the will (in the case of the Grantee's death) or such other evidence as the Committee deems necessary to establish the validity of the transfer of an option. The Committee may also require the agreement of the transferee to be bound by all of the terms and conditions of the Plan.

          (e)    Transferability of Option.    Options shall be transferable only by will or the laws of descent and distribution and shall be exercisable during the Grantee's lifetime only by the Grantee.

          (f)    Form, Modification, Extension and Renewal of Options.    Subject to the terms and conditions and within the limitations of the Plan, an option shall be evidenced by such form of agreement as is approved by the Committee, and the Committee may modify, extend or renew outstanding options granted under the Plan, or accept the surrender of outstanding options (up to the extent not theretofore exercised) and authorize the granting of new options in substitution therefor (to the extent not theretofore exercised). Notwithstanding the foregoing, however, no modification of an option shall, without the consent of the Grantee, alter or impair any rights or obligations under any option theretofore granted under the Plan nor shall any modification be made which shall adversely affect the status of an ISO as an incentive stock option under Section 422 of the Code.

          (g)    Other Terms and Conditions.    Options may contain such other provisions, which shall not be inconsistent with any of the foregoing terms of the Plan, as the Committee shall deem appropriate.

        7.    Adjustments in the Shares.

  (a)
  In the event the shares of the Company's Common Stock, as presently constituted, shall be changed into or exchanged for a different number or kind of stock or other securities of the Company or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, split, reverse split, combination of shares, or otherwise) or if the number of such shares shall be increased through the payment of a stock dividend, the Board of Directors shall make appropriate adjustment in the number or kind of shares or securities available for options pursuant to this Plan or subject to any outstanding options and in the purchase price therefor. The determination of the Board of Directors as to such adjustments shall be conclusive.

  (b)
  Fractional Shares resulting from any adjustment in options pursuant to Section 7 may be settled in cash or otherwise as the Committee shall determine. Notice of any adjustment shall be given by the Committee to each Grantee whose option has been adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Plan.

  (c)
  The Board of Directors shall have the power, in the event of the disposition of all or substantially all of the assets of the Company, or the dissolution of the Company, or the merger or consolidation of the Company with or into any other corporation, or the merger or consolidation of any other corporation into the Company, or the making of a tender offer to purchase all or a substantial portion of the Common Stock of the Company, to amend all outstanding options (upon such conditions as it shall deem fit) in order to permit the exercise of all such options prior to the effective date of any such transaction and, in such event, to terminate such options as of such effective date. If Board of Directors shall exercise such power, all options then outstanding and subject to such requirement shall be deemed to have been amended to permit the exercise thereof in whole or in part by the Grantee at any time or from time to time as determined by the Board of Directors prior to the effective date of such transaction and such options shall be deemed to terminate upon such effective date.

        8.    Securities Law Requirements.    No option granted pursuant to this Plan shall be exercisable in whole or in part nor shall the Company be obligated to sell any Shares subject to any such option if such exercise or sale, in the opinion of counsel for the Company, violates the Securities Act of 1933 (or other federal or state statutes having similar requirements). Each option shall be subject to the further requirement that, if at any time the Committee shall determine in its discretion that the listing, registration or qualification of the Shares subject to such option under any securities exchange requirements or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary as a condition of, or in connection with, the granting of such option or the issuance of Shares thereunder, such option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee. The Committee may require each person purchasing Shares pursuant to an option to represent to and agree with the Company in writing that such person is acquiring the Shares without a view to distribution thereof. The certificates for such Shares may include a legend which the Committee deems appropriate to reflect any restrictions on transfer. All certificates for Shares delivered under the Plan shall be subject to stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

        9.    Amendment of the Plan.

  (a)
  The Board of Directors may amend the Plan in the manner and to the extent it shall deem desirable; provided, however, except as provided in Section 7, unless the stockholders of the

    Company approve thereof: (i) no option shall be exercisable more than ten years after the date it is granted; (ii) the expiration date of the Plan shall not be extended; and (iii) no amendment shall increase the number of Shares available for the granting of options under the Plan, decrease the price at which options may be granted, materially increase the benefits accruing to Grantees or materially modify the requirements as to eligibility or participation in the Plan. In addition, no amendment of the Plan shall, without the consent of a Grantee, adversely affect the Grantee's rights under any option.

  (b)
  The Board of Directors also shall have the power to amend or terminate the Plan in such respect as the Board of Directors shall deem advisable in order to ensure favorable federal income tax treatment for the Company.

        10.    Plan Not a Contract of Employment.    The Plan is not a contract of employment, and the terms of employment of any Grantee shall not be affected in any way by the Plan or related instruments except as specifically provided therein. The establishment of the Plan shall not be construed as conferring any legal rights upon any Grantee for a continuation of employment, nor shall it interfere with the right of the Company or any subsidiary to discharge any Grantee and to treat him or her without regard to the effect which such treatment might have upon him as a Grantee.

        11.    Governing Law.    Except to the extent preempted by federal law, this Plan shall be construed and enforced in accordance with, and governed by, the laws of the State of Delaware.

RAG SHOPS, INC.
111 Wagaraw Road
Hawthorne, New Jersey 07506
This Proxy is Solicited on Behalf of the Board of Directors

        The undersigned hereby appoints STANLEY BERENZWEIG and STEVEN BARNETT as Proxies, each with power to appoint his substitute, and hereby authorizes either of them to represent and to vote, as designated on the reverse side, all the shares of the Common Stock of Rag Shops, Inc. held of record by the undersigned on December 23, 2002 at the Annual Meeting of Rag Shops, Inc. Stockholders to be held on January 23, 2003 or any adjournment thereof.

IMPORTANT - PLEASE SIGN AND DATE ON THE BACK OF CARD.
RETURN PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE; NO POSTAGE NECESSARY.

IMPORTANT
PLEASE VOTE THE ABOVE PROXY CARD TODAY!
YOUR PROMPT RESPONSE WILL SAVE
THE EXPENSE OF ADDITIONAL MAILINGS.

IF YOUR ADDRESS HAS CHANGED, PLEASE BE SURE TO NOTIFY
THE COMPANY PROMPTLY.

It is Important that Your Shares are Represented at this Meeting,
Whether or Not You Attend in Person.
To Make Sure Your Shares are Represented,
We Urge You to Complete and Mail this Proxy Card.

If no direction is made, this proxy will be voted FOR Proposals 1, 2 and 3. The Board of Directors recommends a vote FOR all nominees for election as Directors. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

1. Election of Three Directors:	/ /	FOR all nominees	/ /	WITHHELD from all nominees	Steven Barnett, Evan Berenzweig, Alan Mintz For all nominees listed above, except vote withheld as to the following nominee(s), (if any):
2. To ratify the appointment of Grant Thornton LLP as the Company's independent auditors for the fiscal year ending August 30, 2003.
/ / FOR	/ / AGAINST	/ / ABSTAIN
3. To ratify the 2002 Stock Option Plan.
/ / FOR	/ / AGAINST	/ / ABSTAIN

This proxy when properly executed will be voted in the manner directed by the undersigned stockholder.

                            Signature Title Date

                            Signature Title Date

                            Please sign exactly as name appears hereon. Joint owners should each sign. If signing as attorney, executor, administrator, trustee or guardian, give full title as such. If a corporation, partnership or other entity, sign in full entity name by authorized person.

QuickLinks

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD THURSDAY, JANUARY 23, 2003
PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
VOTING AND SOLICITATION OF PROXIES
BENEFICIAL OWNERSHIP
PROPOSAL NO. 1 ELECTION OF DIRECTORS
DIRECTORS CONTINUING IN OFFICE AND OTHER EXECUTIVE OFFICERS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
DIRECTORS' MEETINGS
COMMITTEES OF THE BOARD OF DIRECTORS
EXECUTIVE COMPENSATION
Summary Compensation Table
INDEXED RETURNS
DIRECTOR FEES
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
PROPOSAL NO. 2 TO RATIFY THE 2002 STOCK OPTION PLAN
EQUITY COMPENSATION PLAN INFORMATION
PROPOSAL NO. 3 RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS
AUDIT COMMITTEE REPORT
RELATIONSHIP WITH INDEPENDENT AUDITORS
AUDIT FEES
FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES, AND OTHER FEES
ANNUAL REPORT
OTHER MATTERS
ADVANCE NOTICE FOR DIRECTOR NOMINATIONS
STOCKHOLDER PROPOSALS FOR 2004 ANNUAL MEETING
EXHIBIT A
RAG SHOPS, INC. 2002 STOCK OPTION PLAN (Adopted by the Board of Directors on December 20, 2002 and submitted for approval of Company Stockholders at the Company Annual Meeting to be Held January 23, 2003